                       SECURITIES AND EXCHANGE COMMISSION
                              450 Fifth Street, NW
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 29, 2001
                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                             dated as of May 1, 2001
                          providing for the issuance of

                                  $639,728,167

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2001-4

        Delaware               333-57794-03          94-2528990
     (State or other           (Commission           (IRS Employer
     jurisdiction of           File Number)          Identification
     Incorporation)                                  Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500




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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

                 Exhibit
                 Number

                 23.1      Consent of PriceWaterhouseCoopers LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         WASHINGTON MUTUAL MORTGAGE SECURITIES
                                         CORP.

Date: May 29, 2001                       By: /s/ Thomas G. Lehmann
                                             --------------------------
                                             Thomas G. Lehmann
                                             Vice President and
                                             General Counsel

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Exhibit
Number
-------

23.1     Consent of PriceWaterhouseCoopers LLP